Exhibit 99.2

Company Overview January 2009

2 Safe Harbor Statement This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the anticipated financial performance, business prospects, new developments and similar matters of/relating to Interval Leisure Group, Inc. (“ILG”) and/or statements that use words such as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “believes” and similar expressions. These forward-looking statements are based on management’s current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: changes in economic conditions generally and/or in the vacation ownership, vacation rental and/or travel industries, the ability of developers and consumers to access financing and service existing loans, the ability of ILG’s businesses to compete effectively, the ability of ILG’s businesses to maintain existing and secure new relationships with developers, exchange network members and other vacation property owners, ability to retain key personnel, shifts in travel demand for key travel destinations and/or any adverse impact on transportation to such destinations, the ability of ILG to successfully manage and/or expand its international operations, integration of historical and future acquisitions and the success of strategic arrangements, changes in the supply of available vacation rental accommodations due to ongoing renovations, the ability of ILG to secure additional financing and satisfy future capital needs and regulatory changes. Certain of these and other risks and uncertainties are discussed in ILG’s filings with the Securities and Exchange Commission, including in its Registration Statement on Form S-1 (Sec File No. 333-152699), as amended and supplemented. Other unknown or unpredictable factors also could have a material adverse effect on ILG’s business, financial condition and results of operations. In light of these risks and uncertainties, these forward-looking statements may not occur. Accordingly, you should not place undue reliance on these forward-looking statements, which only reflect the views of ILG management as of the date of this presentation. ILG does not undertake to update these forward-looking statements.

3 Investment Highlights Leading global provider of membership and leisure services to the vacation industry with 30+ year track record – Substantial rental and management platform in Hawaii, a premiere global travel destination Operating within the U.S. and global hospitality industry (~$10 billion annual sales for the U.S. vacation ownership market) – Historically resilient through economic cycles Providing high value at low cost to both developers and consumers – Long-standing exclusive relationships with leading resort developers – Long-tenured and stable membership base Robust financial model with healthy margins and strong cash flow generation – High percentage of recurring revenue and low capex Attractive long-term growth initiatives with resources to achieve them Highly experienced management team

4 Interval’s exchange business provides programs and services designed to complement rather than compete with resort developer clients Resort Developer Vacation Ownership Member Introduction to Interval’s Vacation Exchange Business

5 Interval RCI Median Household Income $108,200 $81,000 Household Income Exceeding $50,000 89% 82% With Attractive Customer Demographics Sources: 2006 U.S. Membership Profile, Interval International Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, ARDA International Foundation Future Timeshare Buyers: 2007 Market Profile, Interval International Supported by The Participation of Premier Branded and Independent Resort Developers

6 Compelling Value Proposition for both Consumers and Developers The low cost of purchasing a membership represents ~0.4% of a vacation ownership sales price Surveyed vacation ownership buyers report the ability to exchange within an external exchange network as a major motivating factor to purchase Product Cost Sales Commissions Marketing Costs (1) G&A Uncollectible Sales Interval Membership(2) Pre-Tax Margin Total % of Originated Sales Value (U.S. 2006) Sources: Financial Performance of the U.S. Timeshare Industry, 2007 Edition, ARDA International Foundation Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, ARDA International Foundation Company Management HOA & Other 25.5% 13.4% 30.0% 11.8% 100.0% 2.2% 0.4% 7.8% 8.9% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Notes: (1) Excludes any exchange membership enrollment fees (2) Assumes weighted average price of U.S. timeshare week of $17,620 in 2006 and basic 1-year membership ($64). In 2007, the weighted average price of U.S. timeshare week was $19,216 and basic 1-year membership was $69.

7 Strong Member Base ~2MM active members in 2008 Consistent Member Retention Rate In excess of 80% Stable Member Transactions Long-Term Developer Relationships Top 25 new member producing developers have an average tenure of 16 years Since 2003, more than 87% of Interval’s revenue is generated from recurring activities(1) Recurring Revenue Streams Note: (1) Recurring activities comprised of membership fee revenue and transaction revenue. Sustained growth in average revenue per member

8 (All Figures in Millions, excluding Avg. Revenue per Member) 3Q08 3Q07 % Variance Revenues 100.8 $ 96.0 $ 5.0% Interval International 85.5 77.2 10.8% Total Active Members 2.0 1.9 3.3% Avg Revenue per Member $40.05 $37.52 6.7% EBITDA 36.6 $ 36.0 $ 1.7% Interval International 34.0 32.2 5.6% Free Cash Flow YTD 88.1 $ 90.2 $ -2.3% Selected Data as of September 30, 2008 Cash 129.9 $ Gross Debt 450.0 $ Consolidated Total Leverage Ratio (3.90 max) 2.85x Consolidated Interest Coverage Ratio (2.75 min) 4.45x Third Quarter 2008 Financial Performance Notes: Including incremental stand-alone and public company costs of $1.2M. Through 2009. Terms are defined under our credit agreement. (1) (1) (2) (2)

9 Business / Product Diversification Online Business Development • IntervalWorld.com • RQH.com • Lead generation programs • Rental inventory direct-to-consumers Value Proposition for Developers and Consumers Investment in International Markets • Asia expansion • Business development in additional international markets • Reservation servicing • Third-tier membership program (Platinum) • Specialty lodging rental models • Luxury fractional, private residence club, and condo-hotel membership program ILG Growth Initiatives

10 Capital Utilization Organic Growth Initiatives Opportunistic Acquisitions and Investments Shareholder Value Considerations

11 Investment Highlights Leading global provider of membership and leisure services to the vacation industry with 30+ year track record – Substantial rental and management platform in Hawaii, a premiere global travel destination Operating within the U.S. and global hospitality industry (~$10 billion annual sales for the U.S. vacation ownership market) – Historically resilient through economic cycles Providing high value at low cost to both developers and consumers – Long-standing exclusive relationships with leading resort developers – Long-tenured and stable membership base Robust financial model with healthy margins and strong cash flow generation – High percentage of recurring revenue and low capex Attractive long-term growth initiatives with resources to achieve them Highly experienced management team

Appendices

13 Non GAAP Reconciliation (Quarterly) 2007 2008 2007 2008 ($MM) Q3 Q3 Q3 Q3 Net Income 16.5 $ 12.5 $ Operating Income 23.2 $ 22.8 $ Non-cash compensation expense 0.9 3.8 0.8 3.8 Depreciation expense 2.2 2.5 2.0 2.2 Amortization expense of intangibles 7.9 6.5 6.2 5.2 Income tax provision 11.1 11.0 Minority interest in income of consoldiated subsidiaries - - Interest income (2.4) (3.7) Interest expense - 5.4 Other non operating (income) expense (0.2) (1.4) EBITDA 36.0 $ 36.6 $ 32.2 $ 34.0 $ 2007 2008 Net cash provided by operating activities 97.1 $ 97.7 $ Capital Expenditures (6.9) (9.6) Free Cash Flow 90.2 $ 88.1 $ Interval Leisure Group Interval International Nine Months Ended September 30

14 Glossary of Terms EBITDA – Net income, excluding, if applicable (1) non-cash compensation expense, (2) depreciation, (3) amortization and impairment of intangibles, (4) goodwill impairments, (5) income tax provision, (6) minority interest in income of consolidated subsidiaries, (7) interest income and interest expense, and (8) other non-operating income and expense. The Company’s presentation of EBITDA may not be comparable to similarly-titled measures used by other companies. Free Cash Flow – Cash provided by operating activities less capital expenditures. Total Active Members – Active members of the Interval’s primary exchange network as of the end of the period. Active members are members in good standing that have paid membership fees and any other applicable charges in full as of the end of the period or are within the allowed grace period. Transaction Revenue – Transactional and service fees paid for exchanges, getaways, and reservation servicing. Average Revenue per Member – Membership fee revenue, transaction revenue and ancillary revenue, such as revenue related to insurance and travel related services provided to members for the applicable period, divided by the monthly weighted average number of active members during the applicable period.